EXHIBIT 10.1

                                                                         FORM TX
                                                 For a Nondramatic Literary Work
                                                  UNITED STATES COPYRIGHT OFFICE

                                                  EFFECTIVE DATE OF REGISTRATION


1. TITLE OF THIS WORK
   BRAZIL HARDWARE AND SYSTEMS MONITORING SOFTWARE

2. NAME OF AUTHOR
   INTELLINGER SOFTWARE CORPORATION

   Was this contribution to the        Author's Nationality         Was the Contribution
   work a "work made for hire"?        or Domicile                  to the Work
   [X] Yes                             Citizen of      [US]         Anonymous     [ ] Yes  [X] No
   [ ] No                              Domiciled in    [US]         Pseudonymous  [ ] Yes  [X] No

   NATURE OF AUTHORSHIP
   COMPUTER PROGRAM

3. Year in Which Creation of this Work was Completed
   200x

4. COPYRIGHT CLAIMANT(S)                                    APPLICATION RECEIVED
   INTELLINGER SOFTWARE CORPORATION
   500 DAMONTE RANCH PARKWAY, SUITE 1056                    ONE DEPOSIT RECEIVED
   RENO, NV 89511

CORRESPONDENCE

INTELLINGER SOFTWARE CORPORATION
500 DAMONTE RANCH PARKWAY, SUITE 1056
RENO, NV 89511
775-352-7900
bwalker@intellinger.com

CERTIFICATION

I, the undersigned, hereby certify that I am the authorized agent of Intellinger Software Corporation

Brett Walker                        9/20/02
/s/ Brett Walker